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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                           PROGENICS PHARMACEUTICALS, INC.
                           -------------------------------
                (Exact name of registrant as specified in its charter)




        DELAWARE                                   13-3379479
---------------------------            ------------------------------------
(State of incorporation                (I.R.S. Employer Identification No.)
or organization)

777 Old Saw Mill River Road
Tarrytown, New York
(Address of principal
executive offices)                                    10591
                                       ------------------------------------
                                                   (Zip Code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
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TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
-------------------                         ------------------------------

NONE                                        N/A
-------------------                         ------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
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                       COMMON STOCK, PAR VALUE $.0013 PER SHARE
                       ----------------------------------------
                                   (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         For a description of the Common Stock, par value $.0013 per share, of the Registrant being registered hereunder, reference is made to the information under the heading "Description of Capital Stock" on pages 61 through 63 of the Registrant's Preliminary Prospectus dated September 29, 1997 forming a part of the Registrant's Registration Statement on Form S-1, as amended (Reg. No. 333-13627), as filed with the Securities and Exchange Commission on September 29, 1997 (Exhibit 4 hereto). The aforementioned description is hereby incorporated by reference herein and made a part of this registration statement.


ITEM 2.       EXHIBITS.

1. Certificate of Incorporation, as amended, of Progenics Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 3.1 of the Registration Statement on Form S-1 of Progenics Pharmaceuticals, Inc. (Reg. No.
              333-13627)).

2.            By-laws of Progenics Pharmaceuticals, Inc.
              (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form S-1 of Progenics
              Pharmaceuticals, Inc. (Reg. No. 333-13627)).

3.            Form of Registration Rights Agreement
              (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-1 of Progenics
              Pharmaceuticals, Inc. (Reg. No. 333-13627)).

4.            "Description of Capital Stock" of the Registration
              Statement on Form S-1 of Progenics
              Pharmaceuticals, Inc. (Reg. No. 333-13627).


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                                      SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  PROGENICS PHARMACEUTICALS, INC.
                                  -------------------------------
                                            (Registrant)



Dated:  September 29, 1997        By:  /s/ Robert A. McKinney
                                     _________________________________
                                  Name:     Robert A. McKinney
                                  Title:    Vice President, Finance and
                                            Operations